UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number  811-08683

TANAKA Funds, Inc.

 (Exact name of registrant as specified in charter)

369 Lexington Avenue, 20th Floor, New York, NY 10017

 (Address of principal executive offices)             (Zip code)

Greg Getts

Mutual Shareholder Services

8000 Town Centre Drive, Suite 400

Broadview Heights Ohio 44147

(Name and address of agent for service)

Registrant's telephone number, including area code:  877-482-6252

Date of fiscal year end:   November 30

Date of reporting period:  May 31, 2018

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the  transmission to stockholders of any report that is required to be transmitted to  stockholders  under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant  is required to disclose the  information  specified by Form N-CSR, and the  Commission  will make this  information  public.  A  registrant  is not required to respond to the  collection  of  information  contained in Form N-CSR unless the Form  displays a  currently  valid  Office of  Management  and Budget ("OMB")  control number.  Please direct comments  concerning the accuracy of the information  collection  burden  estimate and any  suggestions  for reducing the burden to Secretary,  Securities and Exchange Commission,  450 Fifth Street, NW, Washington,  DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. S 3507.

Item 1.  Reports to Stockholders.

TANAKA GROWTH FUND

SEMI-ANNUAL REPORT

May 31, 2018

(Unaudited)

Fund Advisor:

Tanaka Capital Management, Inc.

369 Lexington Avenue, 20th Floor

New York, NY 10017

Toll Free (877) 4TANAKA

TANAKA Growth Fund

SHAREHOLDER LETTER

May 31, 2018 (UNAUDITED)

Dear Fellow Shareholder,

              July 2018

Long Term Investing Early

Our investment philosophy has always been to look for and find companies early so we can do our research, ask management our questions and understand what investors do not yet appreciate.  Great investment opportunities are most often “underappreciated” either because it is early in the discovery process or the odds are unlikely that they will succeed.  We prefer to be early with candidates more likely to succeed and have been generally rewarded for being early and patient investors.  We have infused our portfolio with many new opportunities that we believe are on the verge of becoming great growth companies over many years.

Long Term Examples.  As money managers 30 years ago we learned that Intel would raise new microprocessor prices to elevate gross margins to 80-90% in an effort to replicate what the drug industry had been able to achieve consistently to pay for high R&D costs.  25 years ago Pfizer announced 5 potential blockbuster drugs, three of which later became Diflucan, Norvasc and Lipitor, first in class antifungal, anti-hypertensive and cholesterol reducing drugs, respectively.  We were early investing in each of these companies as analysts doubted they would succeed, but they excelled for years.  We still own AFLAC which we bought over 30 years ago at $1.00 per share when it was criticized for selling cancer insurance, but was growing 25%/year in Japan. We still own Apple which we bought 9 years ago at $13/share when we understood how it would continuously add features and functions to its iPhone for years to come and we were one of the first institutional investors to visit Tesla’s Fremont factory in 2013 to do our “kick the tires research” and drive an early Model S.

Biotech – Patience Drives Rewards.  Two years ago we identified Biotech as an industry with rapid growth opportunities where valuations had been penalized across the board by negative press over excessive drug price increases.  We used that opportunity to identify the best opportunities and were able to find several Biotechs with “platform” technologies that could produce numerous drugs addressing multiple therapeutic areas for many years to come. In hindsight, we were too early, in some instances by a year or so as was the case for Neurotrope and Prometic.  While both stocks experienced significant corrections, we met with management, reconfirmed our original analysis, and averaged down on our cost basis as is part of our discipline which has worked well over the years.  We are now that much closer to seeing favorable results in these and other Biotech holdings and are feeling more confident that our early investments will have news that could generate superior results over the next 12-18 months.

Top Ten Holdings – Promising Growth.  In hindsight, we were also early for a few holdings in other industries, such as our investments in Amyris and NexGen Energy.  Amyris corrected over 50% on balance sheet concerns, we performed further due diligence and then averaged down before its recent recovery.  On NexGen Energy, we added to our position, and while it has declined along with the broader Uranium industry, it continues to significantly add reserves to what we believe will be the largest low cost uranium discovery in the Western Hemisphere at the same time that the industry is beginning to show signs of a rebalancing of supply and demand.   We are expecting favorable news over the near to intermediate term for these early as well as our longer held investments:  Our models suggest that our Top 10 holdings which include 3 Technology stocks, 3 Biotechs, Mining, Specialty Chemical, Finance and Telecom companies could generate results that could produce an average 43%/year compound return over the next 3 years.  We have 5 smaller holdings that are not in the Top 10 that could grow earnings faster, as well as another 16 companies that could grow earnings on average a more moderate 16%/year the next three years.  (We note that these are theoretical estimates and they are not predictions of the future.)  We continue to be patient that our companies will deliver favorable results and encourage you to be patient as well.

Economic and Investment Outlook

Tax Cuts Boosting Growth.  Economic growth in 2018 is coming in stronger than expected as corporate and individual tax cuts and the repatriation of cash held overseas have boosted consumer spending (+4.0% in Q2) and corporate capital spending (+7.3% in Q2), contributing to a strong 4.1% Q2 GDP growth rate.  We believe that individual tax cuts are likely to keep consumer spending growth in the 3-4% range through 2018.  However, assuming no additional individual tax cuts for next year, consumer spending which is 2/3 of our economy, is likely to slow to return closer to the 2.3% average growth of this expansion.

Expansion to Continue.  We have predicted for some time that with a continuation of accommodative monetary policy (recently confirmed by the new Federal Reserve Chairman Powell), the rate of growth in this economic expansion could extend “lower for longer” and could even set a record beating the 9 ¾ year expansion of the 1990s.  This is because our economy and consumer confidence were so damaged by the Financial Crisis, we had dropped to such low levels of labor and capital capacity utilization, and productivity growth has languished at 1.0%, it is taking longer for the economy to fully recover.  In addition, our expansion has not yet benefitted from a recovery in corporate capital spending, and since capital spending this year is already responding to the cut in corporate statutory and repatriation tax rates, we have become more confident that our economic expansion should grow well past the 2nd Quarter of 2019 which would set a record at 10 years.  In 2019-2020, growth in business spending and productivity will be needed to offset a slowing in consumer spending resulting from a fully employed workforce.  June unemployment was 4.0% and as the economy becomes more fully employed, the “politics of need” will switch from creating more jobs to incentivizing more spending on equipment and training so the non-growing workforce can produce more GDP.  The really good news is that historically, higher productivity growth (output per person-hour) leads to higher real wage growth and higher corporate profit margins, positive news for workers and investors.

Tariff Concerns – But Confident.  The biggest threat to an extended economic expansion and stock market cycle is the possibility of a full blown trade war.  While we understand that President Trump is attempting to level the playing field on world trade, our concern is that he is attempting to deal with China, Mexico, Canada and Europe at the same time.  Our expectation, however, is that National Economic Council Director Larry Kudlow, Treasury Secretary Steve Mnuchin and others will be able to negotiate these trade disputes one at a time and result in a net increase in world trade at lower net tariff levels than last year.  China will be the most difficult and negotiations are likely to make markets jittery at times, however, China has over three times the level of trade to lose than the U.S. and will eventually have to agree to some changes.

Stocks Should Continue to Rise – In Moderation.  Following a 21-24% gain in earnings in 2018 boosted by lower corporate tax rates, we expect S&P 500 earnings growth to expand at a more moderate 8-10% in 2019, with over half of the gains from margin expansion, productivity gains, accretive acquisitions and stock buybacks.  This could create another year of moderate returns on stocks in 2019.  Stocks overall appear currently fairly valued with a Price/Earnings Ratio on the S&P 500 of 16.8 times next twelve month earnings vs. a theoretical P/E of 16.78 times earnings based on our 10-year Treasury bond model.  We believe corporate profits are more likely to surprise on the upside and that trade fears will subside by the end of the year.  In the meantime, we will remain patient waiting for our companies to produce favorable results over the next 6-12 months.

Review of Fiscal 1st Half 2018

For the Fund's fiscal first half ending 5/31/18, the Fund lagged slightly, off 2.0% versus total returns of 3.2% and 7.2% for the S&P 500 and our benchmark Russell 3000 Growth Index.

Our Strategy Starting to Look Better.  After a volatile first quarter driven by heightened interest rate expectations and escalating trade tensions, the second quarter saw a more stable market environment though macro uncertainties continue to persist.  In the second quarter, the Fund benefited from continued gains in our Technology stocks as well as increases in Consumer Discretionary and Auto stocks.  Notably, we saw a nice rebound in our top Natural Resources company, which was our largest underperformer in the first quarter. These gains were offset by declines in Financial, Consumer Staples, and several Biotech stocks.

Avoided the FANG Stocks.  The Fund, along with many other funds, also underperformed the market due to not holding large weightings in the high-P/E social media/internet stocks (Facebook, Amazon, Netflix, Google), which accounted for 2/3 of the S&P 500’s gain in the calendar first half.  We chose to avoid these stocks as they were momentum and ETF driven, and did not fit our analytic discipline, which cost us in the first half.  But as recent sharp selloffs in FB and NFLX illustrate, this could prove to be a wiser strategy in the second half.

If you are interested in adding to your Fund investment or enrolling in a monthly automatic investment plan you can call 1-877-4-TANAKA.

You may also send a check written out to the TANAKA Growth Fund to:

The TANAKA Growth Fund

c/o Mutual Shareholder Services

8000 Town Centre, Suite 400

Broadview Heights, OH 44147

Please call or email us if you have any questions.   Thank you for your ongoing support!

Graham Tanaka, CFA

The Fund's prospectus contains important information about the Fund's investment objectives, potential risks, management fees, charges and expenses, and other information. Please read and consider it carefully before investing or sending money. You may obtain a current copy of the Fund's prospectus by calling 1-877-4-TANAKA.

The Fund's past performance does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-877-4-TANAKA.

369 Lexington Ave., 20th Floor,  N.Y.,  N.Y. 10017   Fax : (212) 687-2852   (212) 490-3380  E-mail: tanaka@tanaka.com

TANAKA GROWTH FUND

PERFORMANCE ILLUSTRATION

May 31, 2018 (UNAUDITED)

TANAKA Growth Fund (TGFRX)

Performance through May 2018

Comparison of the Growth of a $10,000 Investment in the TANAKA Growth Fund, Class R and

the Russell 3000 Growth Index

TANAKA Growth Fund (TGFRX)

Through May 2018

TANAKA Growth Fund, Class R
Russell 3000 Growth Index
$31,000
$26,000
$21,000
$16,000
$11,000
$6,000
Value
$29,571
$22,247
Inception Date 12/30/98
Dec-98
Dec-99
Dec-00
Dec-01
Dec-02
Dec-03
Dec-04
Dec-05
Dec-06
Dec-07
Dec-08
Dec-09
Dec-10
Dec-11
Dec-12
Dec-13
Dec-14
Dec-15
Dec-16
Dec-17
Date

	YTD Total Return	One Year Total Return	Five Year Average Annual Return	Ten Year Average Annual Return	Total Average Annual Return Since Inception
	11-30-17 to 05-31-18	05-31-17 to 05-31-18	05-31-13 to 05-31-18	05-31-08 to 05-31-18	12-30-98 to 05-31-18
R-Share	-2.04%	1.33%	7.69%	4.35%	4.20%
Russell 3000 Growth	7.21%	21.32%	15.50%	10.85%	5.74%

The chart above assumes an initial investment of $10,000 made on December 30, 1998 (commencement of Fund operations) and held through May 31, 2018.  THE FUND'S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month may be obtained by calling 1-877-4TANAKA.

The Fund is a non-diversified fund.  The Fund may be subject to additional risk since it can invest in smaller capitalization companies including technology stocks, and it may invest up to 45% of its net assets in foreign securities, including multinational and emerging market securities.  You should carefully consider the investment objectives, potential risks, management fees, and charges and expenses of the Fund before investing.  Please read the prospectus carefully before investing as it contains this and other information about the Fund.  You may obtain a current copy of the Fund's Prospectus by calling 1-877-4TANAKA.  Investment return and principal value fluctuate in response to the activities of individual companies and general market and economic conditions.

The Russell 3000 Growth Index measures the performance of the broad growth segment of the U.S. equity universe. It includes those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values.

TANAKA GROWTH FUND

PORTFOLIO ILLUSTRATION

May 31, 2018 (UNAUDITED)

The following chart gives a visual breakdown of the Fund by the industry sectors the underlying securities represent as a percentage of the portfolio of investments.

Information Technology
35.79%
Materials
6.60%
Cash Equivalent
0.95%
Consumer Discretionary
6.70%
Consumer Staples
3.33%
Energy
1.92%
Financials
7.69%
Health Care
21.27%
Industrials
15.75%

Sectors are based on Bloomberg® classifications.

TANAKA GROWTH FUND

SCHEDULE OF INVESTMENTS

May 31, 2018 (UNAUDITED)

Shares		Value

COMMON STOCKS - 99.37%

Accident & Health Insurance - 4.20%
12,100	Aflac, Inc.	$ 545,226

Air Transportation, Scheduled - 4.76%
6,017	Alaska Air Group, Inc.	365,894
13,288	JetBlue Airways Corp. *	251,010
		616,904
Beverages - 0.77%
1,000	PepsiCo, Inc.	100,250

Biological Products - 0.04%
113,377	Mymetics Corp. (Switzerland) *	4,535

Cigarettes - 2.57%
2,500	Altria Group, Inc.	139,350
2,435	Philip Morris International, Inc.	193,680
		333,030
Crude Petroleum & Natural Gas - 1.92%
4,760	Carrizo Oil & Gas, Inc. *	120,238
10,000	SRC Energy, Inc. *	129,400
		249,638
Electric Housewares & Fans - 2.08%
3,010	Helen of Troy Ltd. (Bermuda) *	270,298

Electronic Computers - 9.57%
6,647	Apple, Inc.	1,242,125

Industrial Instruments for Measurement, Display, and Control - 6.09%
23,590	Rudolph Technologies, Inc. *	790,265

Industrial Organic Chemicals - 5.82%
146,141	Amyris, Inc. *	755,549

Measuring & Controlling Device - 3.50%
10,826	Nanometrics, Inc. *	454,367

* Non-income producing securities during the period.

The accompanying notes are an integral part of these financial statements.

TANAKA GROWTH FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

May 31, 2018 (UNAUDITED)

Shares		Value

Miscellaneous Metal Ores - 6.58%
2,160	NexGen Energy Ltd. (Canada) *	$ 4,082
449,335	NexGen Energy Ltd. (Canada) * #	849,243
		853,325
Motor Vehicle Parts & Accessories - 3.07%
2,690	Honeywell International, Inc.	397,878

Motor Vehicles & Passenger Car - 1.84%
838	Tesla Motors, Inc. *	238,604

Pharmaceutical Preparations - 20.32%
6,445	BeyondSpring, Inc. *	172,001
98,703	Catalyst Pharmaceuticals Partners, Inc. *	379,020
2,896	Celgene Corp. *	227,857
40,200	Corcept Therapeutics, Inc. *	743,700
11,315	Ionis Pharmaceuticals, Inc. *	527,845
43,300	Neurotrope, Inc. *	454,650
214,245	ProMetic Life Sciences, Inc. (Canada) *	130,689
		2,635,762
Plastics, Materials, Synth Resins & Nonvulcan Elastomers - 0.04%
157	AdvanSix, Inc. *	5,732

Radio & TV Broadcasting & Communications Equipment - 3.89%
8,691	Qualcomm, Inc.	505,121

Security Brokers, Dealers & Flotation Companies - 3.51%
7,752	Stifel Financial Corp. *	455,818

Semiconductors & Related Devices - 9.93%
2,540	Applied Materials, Inc.	128,981
11,250	Ichor Holdings, Ltd. (Cayman Islands) *	279,900
33,920	Tower Semiconductor Ltd. (Israel) *	879,206
		1,288,087
Services-Computer Programming, Data Processing, Etc. - 0.33%
220	Facebook, Inc. Class A *	42,192

Specialty Chemicals - 4.75%
1,008,457	Nanoco Group Plc. (United Kingdom) * #	615,976

* Non-income producing securities during the period.

# Total market value for foreign common stock is $1,465,219, representing 11.29% of net assets.

TANAKA GROWTH FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

May 31, 2018 (UNAUDITED)

The accompanying notes are an integral part of these financial statements.

Shares		Value

Surgical & Medical Instruments & Apparatus - 0.99%
15,270	Mimedx Group, Inc. *	$ 128,573

Telephone & Telegraph Apparatus - 0.00%
127	Nortel Networks Corp. (Canada) *	-

Television Broadcasting Stations - 2.80%
7,220	CBS Corp. Class B	363,671

TOTAL FOR COMMON STOCKS (Cost $10,246,519) - 99.37%		12,892,926

SHORT-TERM INVESTMENTS - 0.96%
123,838	Huntington Conservative Deposit Account 1.60% **	123,838
TOTAL FOR SHORT-TERM INVESTMENTS (Cost $123,838) - 0.96%		123,838

TOTAL INVESTMENTS (Cost $10,370,357) - 100.33%		13,016,764

LIABILITIES IN EXCESS OF OTHER ASSETS, NET - (0.33)%		(42,610)

NET ASSETS - 100.00%		$ 12,974,154

As of May 31, 2018, the diversification of countries was as follows:

Country	Percentage of Net Assets

Bermuda	2.08%
Canada	7.59%
Cayman Islands	2.16%
Israel	6.78%
Switzerland	0.04%
United Kingdom	4.75%
United States	76.93%
100.33%

* Non-income producing securities during the period.

TANAKA GROWTH FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

May 31, 2018 (UNAUDITED)

** Variable rate security; the coupon rate shown represents the yield at May 31, 2018.

The accompanying notes are an integral part of these financial statements.

TANAKA GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES

May 31, 2018 (UNAUDITED)

Assets:
Investments, at Value (Cost $10,370,357)	$ 13,016,764
Receivables:
Dividends and Interest	14,884
Prepaid Expenses	8,094
Total Assets	13,039,742
Liabilities:
Securities Purchased	25,959
Due to Advisor	12,998
Shareholder Redemptions	8,315
Other Accrued Expenses	18,316
Total Liabilities	65,588
Net Assets	$ 12,974,154

Net Assets Consist of:
Capital Stock	$ 5,865
Paid-In Capital	10,380,055
Accumulated Undistributed Net Investment Loss	(315,764)
Accumulated Net Realized Gain on Investments	257,591
Net Unrealized Appreciation in Value of Investments	2,646,407
Net Assets, for 586,509 Shares Outstanding	$ 12,974,154

Net Asset Value and Offering Price Per Share	$ 22.12

Minimum Redemption Price Per Share ($22.12*0.98) (Note 6)	$ 21.68

TANAKA GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES

May 31, 2018 (UNAUDITED)

The accompanying notes are an integral part of these financial statements.

TANAKA GROWTH FUND

STATEMENT OF OPERATIONS

For the six months ended May 31, 2018 (UNAUDITED)

Investment Income:
Dividends	$ 51,066
Money Fund Dividends	947
Total Investment Income	52,013

Expenses:
Advisory	67,374
Transfer Agent	20,637
Printing and Mailing	9,205
Distribution (12b-1) Fees	16,843
Registration	7,104
Legal	9,023
Administrative	6,737
Audit	5,931
Miscellaneous	3,200
Insurance	2,737
Custody	3,278
Total Expenses	152,069

Net Investment Loss	(100,056)

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions:
Net Realized Gain on Investments and Foreign Currency Transactions	533,931
Net Change in Unrealized Depreciation on Investments and Foreign Currency Transactions	(724,849)
Realized and Unrealized Loss on Investments and Foreign Currency Transactions:	(190,918)

Net Decrease in Net Assets Resulting from Operations	$ (290,974)

The accompanying notes are an integral part of these financial statements.

TANAKA GROWTH FUND

STATEMENTS OF CHANGES IN NET ASSETS

	(Unaudited)
	Six Months
	Ended	Year Ended
	5/31/2018	11/30/2017
Increase (Decrease) in Net Assets From Operations:
Net Investment Loss	$ (100,056)	$ (232,707)
Net Realized Gain (Loss) on Investments and Foreign Currency Transactions	533,931	(272,885)
Net Change in Unrealized Appreciation (Depreciation) on Investments and Foreign Currency Transactions	(724,849)	1,983,391
Net Increase (Decrease) in Net Assets Resulting from Operations	(290,974)	1,477,799

Capital Share Transactions (Note 6)	(1,136,700)	(1,850,486)

Total Decrease	(1,427,674)	(372,687)

Net Assets:
Beginning of Period	14,401,828	14,774,515

End of Period (Including Undistributed Net Investment Loss of $(315,764) and $(215,708), respectively)
	$ 12,974,154	$ 14,401,828

The accompanying notes are an integral part of these financial statements.

TANAKA GROWTH FUND

FINANCIAL HIGHLIGHTS

Selected data for a share outstanding throughout the period.

	(Unaudited) Six Months Ended 5/31/2018

		Years Ended
		11/30/2017	11/30/2016	11/30/2015	11/30/2014	11/30/2013

Net Asset Value, at Beginning of Period	$ 22.58	$ 20.46	$ 22.92	$ 19.37	$ 17.68	$ 11.68

Income From Investment Operations:
Net Investment Loss *	(0.17)	(0.35)	(0.23)	(0.31)	(0.31)	(0.28)
Net Gain (Loss) on Securities (Realized and Unrealized)	(0.29)	2.47	(2.23)	3.86	2.00	6.28
Total from Investment Operations	(0.46)	2.12	(2.46)	3.55	1.69	6.00

Redemption Fees ***	-	-	-	-	-	-

Net Asset Value, at End of Period	$ 22.12	$ 22.58	$ 20.46	$ 22.92	$ 19.37	$ 17.68

Total Return **	(2.04)% (c)	10.36%	(10.73)%	18.33%	9.56%	51.37% (a)

Ratios/Supplemental Data:
Net Assets at End of Period (Thousands)	$ 12,974	$ 14,402	$ 14,775	$ 17,982	$ 14,503	$ 14,281
Before Waivers or Recoupments
Ratio of Expenses to Average Net Assets	2.26% (b)	2.29%	2.29%	2.20%	2.30%	2.49%
Ratio of Net Investment Loss to Average Net Assets	(1.49)% (b)	(1.57)%	(1.13)%	(1.20)%	(1.46)%	(1.83)%
After Waivers or Recoupments
Ratio of Expenses to Average Net Assets	2.26% (b)	2.29%	2.31%	2.44%	2.45%	2.45%
Ratio of Net Investment Loss to Average Net Assets	(1.49)% (b)	(1.57)%	(1.15)%	(1.44)%	(1.61)%	(1.79)%
Portfolio Turnover	13.09% (c)	19.21%	76.98%	37.05%	26.36%	34.52%

* Per share net investment loss has been determined on the basis of average shares outstanding during the period.

** Assumes reinvestment of dividends, if any.

*** The Fund will impose a 2.00% redemption fee on shares redeemed within 5 days of purchase.

(a) The Fund's total return for the year ended November 30, 2013 would have been 32.19% if it had not received proceeds from securities litigations in the amount of $1,924,463.

(b) Annualized.

(c) Not Annualized.

TANAKA GROWTH FUND

FINANCIAL HIGHLIGHTS

Selected data for a share outstanding throughout the period.

The accompanying notes are an integral part of these financial statements.

TANAKA GROWTH FUND

NOTES TO FINANCIAL STATEMENTS

May 31, 2018 (UNAUDITED)

NOTE 1. ORGANIZATION

The TANAKA  Growth Fund (the "Fund") was  organized as a series of TANAKA Funds, Inc.,  a Maryland  corporation  (the  "Company")  on November 5, 1997;  the Fund commenced  operations  on December 30, 1998.  The Fund is registered under the Investment Company Act of 1940, as amended, as a non-diversified open-end management investment company.  The Fund's investment objective is to provide growth of capital. The Investment Advisor of the Fund is Tanaka Capital Management, Inc. (the "Advisor").

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.  The Fund is an investment company that follows the accounting and reporting guidance of Accounting Standards Codification Topic 946 applicable to investment companies.

Securities Valuations - All investments in securities are recorded at their estimated fair value, as described in Note 3.

Federal Income Taxes - There is no provision for federal income tax. The Fund intends to qualify each year as a "regulated investment company" under sub-chapter M of the Internal Revenue Code of 1986, as amended, by distributing substantially all of its taxable income to its shareholders. The Fund also intends to distribute sufficient net investment income and net capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains. Therefore, no federal or excise tax provision is required.

The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is “more-likely-than-not” (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Fund did not record any tax provision in the current period.  Management has reviewed the tax positions taken on its 2014-2016 returns and expected to be taken in the Fund’s 2017 returns and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. The Fund identifies its major tax jurisdiction as U.S. Federal and the state of Maryland.

Security Transactions and Related Income - The Fund follows industry practice and records security transactions on the trade date.   The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income less foreign taxes withheld is  recorded  on  the ex-dividend   date  and  interest  income  is  recorded  on  an  accrual  basis. Discounts and premiums on securities purchased are amortized over the life of the respective securities. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Dividends and Distributions - The Fund intends to distribute substantially all of its net investment income as dividends to its shareholders on at least an annual basis.  The Fund intends to distribute its net realized long-term capital  gains and its net  realized  short-term

TANAKA GROWTH FUND

NOTES TO FINANCIAL STATEMENTS

May 31, 2018 (UNAUDITED)

capital  gains at least once a year.  Distributions to shareholders which are determined in accordance with income tax regulations and are recorded on the ex-dividend date.  The

TANAKA GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

May 31, 2018 (UNAUDITED)

treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes.  Where such differences are permanent in nature, they are reclassified  in the  components  of the net  assets  based  on  their  ultimate characterization  for federal  income tax purposes.  Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of the Fund.

Foreign Currency - Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments. Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on a Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

Use of Estimates - The   preparation  of  financial   statements  in  conformity   with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and  assumptions  that affect the reported  amounts of assets and  liabilities  and disclosure of contingent  assets and liabilities at the date of the financial  statements  and the reported  amounts of increases and  decreases  in net  assets  from  operations  during the  reporting  period. Actual results could differ from those estimates.

Cash and cash equivalents – The Fund considers all highly liquid debt instruments having original maturities of three months or less at the date of purchase to be cash equivalents.  The Fund may, during the ordinary course of business, maintain account balances with banks in excess of federally insured limits.  The Fund has not experienced losses on these accounts, and management believes that the Fund is not exposed to significant risks on such accounts.

Subsequent Events - Management has evaluated the impact of all subsequent events on the Fund through the issuance of these financial statements and has noted no such events requiring disclosure.

NOTE 3. SECURITIES VALUATIONS

Processes and Structure

TANAKA GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

May 31, 2018 (UNAUDITED)

The Fund’s Board of Directors has adopted guidelines for valuing securities including in circumstances in which market quotes are not readily available and has delegated to the Advisor the responsibility for determining fair value prices, subject to review by the Board.

Fair Value Pricing – The Board of Directors has delegated to the Advisor responsibility for determining the value of the Fund’s portfolio securities under certain circumstances.  Under such circumstances, the Advisor will use its best efforts to arrive at the fair value of a security held by the Fund under all reasonably ascertainable facts and circumstances.  The Advisor must prepare a report for the Board not less than quarterly containing a complete listing of any securities for which fair value pricing was employed and detailing the specific reasons for such fair value pricing.  The Fund has adopted written policies and procedures to guide the Advisor with respect to the circumstances under which, and the methods to be used, in fair valuing securities.

The Fund invests the majority of its assets in frequently traded exchange listed securities of domestic issuers with relatively liquid markets and calculates its NAV as of the time those exchanges close.  However, the Fund may invest in securities on foreign exchanges or in illiquid or restricted securities.  Accordingly, there may be circumstances under which the Fund would hold a security that would need to be fair value priced.  Examples of when it would be likely that the Fund security would require fair value pricing include but are not limited to: if the exchange on which a portfolio security trades were to close early; if trading in a particular security were to be halted on an exchange and did not resume trading prior to calculation of NAV; if a significant event that materially affected the value of a security were to occur after the securities’ exchange had closed but before the Fund’s NAV had been calculated; and if a security that had a significant exposure to foreign operations was subject to a material event or occurrence in a foreign jurisdiction in which the company had significant operations.

When a security is fair value priced, it means that the Advisor is calculating the value of that security on a day and under circumstances where reliable pricing information from normal sources is not available.  Accordingly, there is always the possibility that the Advisor’s calculations concerning security value could be wrong, and as a result, the Fund’s NAV on that day could be higher or lower, depending on how the security was valued, than would otherwise be the case.

Hierarchy of Fair Value Inputs

The Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. The three levels of inputs are as follows:

•

Level 1. Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

•

Level 2. Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

TANAKA GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

May 31, 2018 (UNAUDITED)

•

Level 3. Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund's own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Fair Value Measurements

A description of the valuation techniques applied to the Fund's major categories of assets and liabilities measured at fair value on a recurring basis follows.

Equity securities (Domestic and Foreign common stock) - Securities traded on a national securities exchange (or reported on the NASDAQ national market) are stated at the last reported sales price on the day of valuation. To the extent these securities are actively traded, and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, Exchange Traded Funds, and the movement of the certain indexes of securities based on a statistical analysis of the historical relationship and that are categorized in Level 2.

Short term investments - Short term investments are valued using amortized cost, which approximates fair value.  These securities will be categorized in Level 1 of the fair value hierarchy.

The following table summarizes the inputs used to value the Fund's assets measured at fair value as of May 31, 2018:

Financial Instruments—Assets
Categories	Level 1	Level 2	Level 3	Fair Value

Common Stocks *	$ 12,892,926	$ -	$ -	$ 12,892,926
Short-Term Investments	123,838	-	-	123,838
	$ 13,016,764	$ -	$ -	$ 13,016,764

TANAKA GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

May 31, 2018 (UNAUDITED)

*Industry classifications for these categories are detailed in the Schedule of Investments.

The Fund did not hold any Level 3 assets during the six months ended May 31, 2018. There were no significant transfers into or out of Level 1, Level 2, or Level 3 during the period. It is the Fund's policy to recognize transfers into and out of Levels at the end of the reporting period.

NOTE 4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Fund retains the Advisor to manage the Fund's investments and act as Administrator to the Fund.  The Advisor was organized as a Delaware corporation in 1986.  Graham Y. Tanaka, portfolio manager and President of the Advisor, is primarily responsible for the day-to-day management of the Fund's portfolio. Certain officers of the Advisor serve as director and officers of the Fund.

Under the terms of an Investment Advisory Agreement, (the "Advisory Agreement"), the Advisor manages the Fund's investments subject to approval by the Board.  As compensation for its management services, the Fund is obligated to pay the Advisor a fee computed and accrued daily and paid monthly at an annual rate of 1.00% of the average daily net assets of the Fund.  For the six months ended May 31, 2018, the Advisor earned a fee of $67,374 from the Fund. The Advisor  has  contractually  agreed to waive all or a portion of its  management fees and/or reimburse the Fund for the expenses  it incurs,  but only to the extent  necessary to maintain  total annual operating expenses at 2.45% of the average daily net assets, through  May 31, 2018.  At May 31, 2018, the Fund owed the Advisor $10,696 for advisory fees.

The Fund has agreed that any operating expenses of the Fund reimbursed or waived by the Advisor shall be repaid to the Advisor by the Fund in the first, second and third fiscal years following the year ending November 30, if the total expenses for the Fund for each such year or years, after giving effect to the repayment, do not exceed 2.45% of the average daily net assets (or any lower expense limitation or limitations to which the Advisor may agree). As of May 31, 2018, the Advisor has recouped all previously waived fees.

Under the terms of the Administrative Agreement, the Advisor will provide administrative services which are necessary for the day-to-day operations of the Fund.  As compensation for the administrative services, the Fund is obligated to pay the Advisor a fee computed and accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets of the Fund.  For the six months ended May 31, 2018, the Advisor earned a fee of $6,737 from the Fund under the Administrative Agreement.  At May 31, 2018, the Fund owed the Advisor $1,091 for administrative fees.

The  Fund has  adopted  a plan  pursuant  to Rule  12b-1 under  the  Investment Company Act of 1940 for each class of shares  authorized  (each  such  plan,  a "Distribution  Plan"). The Fund is obligated to pay a fee computed and accrued daily at an annual rate of 0.25% of the average daily net assets. The 12b-1 fees are paid to securities dealers and other financial institutions and organizations as compensation for services in connection with sales of shares of the Fund. Total fees incurred under the Distribution Plan for the six months ended May 31, 2018, were $16,843.  For the six months ended May 31, 2018, the Advisor received 12b-1 fees of $10,575.  At May 31, 2018, the Fund owed $1,211 in 12b-1 fees, of which all is due to the Advisor.

TANAKA GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

May 31, 2018 (UNAUDITED)

NOTE 5. INVESTMENTS

For the six months ended May 31, 2018, purchases and sales of investment securities, excluding short-term investments were as follows:

Amount
Purchases	$ 1,748,043
Sales	$ 2,996,546

NOTE 6. CAPITAL SHARES

The Company is authorized to issue up to 250,000,000 shares of common stock, par value $0.01 per share, of which it currently has allocated 150,000,000 shares to the Fund.  Capital stock par value and paid in capital at May 31, 2018, was $10,385,920. Capital share transactions for the six months ended May 31, 2018 and the year ended November 30, 2017, respectively, were as follows:

	Six Months Ended 5/31/2018		Year Ended 11/30/17
	Shares	$ Amount	Shares	$ Amount
Shares sold	2,433	$ 54,027	11,899	$ 256,618
In-Kind Transfers	-	-	-	-
Shares redeemed	(53,791)	(1,190,727)	(96,275)	(2,107,104)
Net decrease	(51,358)	$(1,136,700)	(84,376)	$(1,850,486)

Shareholders will be subject to a Redemption Fee on redemptions and exchanges equal to 2.00% of the net asset value of Fund shares redeemed within 5 days after their purchase.  For the six months ended May 31, 2018 and the year ended November 30, 2017, no redemption fees were collected by the Fund from shareholder transactions.

NOTE 7.   TAX MATTERS

The Fund’s distributable earnings on a tax basis are determined only at the end of each fiscal year.  As of November 30, 2017, the Fund’s most recent fiscal year-end, the components of distributable earnings on a tax basis were as follows:

Unrealized Appreciation	$3,371,256
Capital Loss Carryforwards	(276,340)
Post-December Ordinary Losses	(215,708)
Total Distributable Earnings, Net	$2,879,208

Under current tax law, net capital losses realized after October 31st and net ordinary losses incurred after December 31 may be deferred and treated as occurring on the first day of the following fiscal year. The Fund’s carryforward losses, post-October losses and post-December losses are determined only at the end of each fiscal year.  As of November 30, 2017, the Fund elected to defer net capital losses and net ordinary losses as indicated in the charts below.

Post-October Losses		Post-December Losses
Deferred	Utilized	Deferred	Utilized
$ -	$ 3,455	$ 215,708	$ 173,325

TANAKA GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

May 31, 2018 (UNAUDITED)

As of November 30, 2017, the Fund has capital loss carryforwards available for federal income tax purposes as follows:

Long-term non-expiring	$ 94,900
Short-term non-expiring	$ 181,440
Total	$ 276,340

At November 30, 2017, the Fund had available for federal income tax purposes unused capital loss carryforwards of $276,340, which are available for offset against future capital gains, the use of a portion of which is limited by IRS regulations. To the extent these loss carryforwards are used to offset future capital gains, it is probable that the amount offset will not be distributed to shareholders. Capital loss carryforwards in the amount of $458 expired during the year ended November 30, 2017.

As of May 31, 2018, unrealized appreciation (depreciation) and cost of investment securities were as follows:

Gross unrealized appreciation on investment securities	$ 3,817,261
Gross unrealized depreciation on investment securities	(1,170,854)
Net unrealized appreciation on investment securities	$ 2,646,407

Tax Cost of investment securities *	$ 10,370,357

* Includes short-term investment.

No distributions were paid by the Fund for the six months ended May 31, 2018 and the year ended November 30, 2017.

NOTE 8.  INDEMNIFICATIONS

In the normal course of business, the Fund enters into contracts that contain general indemnification to other parties. The Fund’s maximum exposure under these contracts is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The Fund expects the risk of loss to be remote.

TANAKA GROWTH FUND

EXPENSE ILLUSTRATION

May 31, 2018 (UNAUDITED)

 Expense Example

As a shareholder of the TANAKA Growth Fund, you incur ongoing costs which typically consist of management fees; distribution and service (12b-1) fees; transaction fees such as redemption fees and ongoing costs; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, December 1, 2017 through May 31, 2018.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	December 1, 2017	May 31, 2018	December 1, 2017 to May 31, 2018

Actual	$1,000.00	$979.63	$11.15
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,013.66	$11.35

* Expenses are equal to the Fund's annualized expense ratio of 2.26%, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

TANAKA GROWTH FUND

DIRECTORS & OFFICERS

May 31, 2018 (UNAUDITED)

The following table provides information regarding each Director who is not an interested person of the Company, as defined in the 1940 Act.

Name (Age)	Position(s) Held with Company (Length of Time Served)	Principal Occupations During Past 5 Years	Other Directorships Held by Director
David M. Fox (70)	Director (since 1997)	President and CEO of David Fox & Associates, a television programming sales firm, since 2001.	None
Thomas R. Schwarz (82)	Director (since 1997)	Retired; President and COO of Dunkin Donuts, Inc. from 1966 to 1989; CEO of Grossmans, Inc. from 1989 to 1994.	TransAct Technologies, Inc.
Jeffrey J. Cianci (60)	Director (since 2017)	Partner and Managing Director at 41-North Securities	None

The following table provides information regarding each Director who is an interested person of the Company, as defined in the 1940 Act, and each officer of the Company.

Name (Age)	Position(s) Held with Company (Length of Time Served)	Principal Occupations During Past 5 Years	Other Directorships Held by Director
Graham Y. Tanaka (70) *	Chairman, CEO and President (since 1997)	President of Tanaka Capital Management, Inc. since 1986.	TransAct Technologies, Inc. Council for Economic Education since 2018.
Benjamin M. Bratt (25)	Treasurer, Secretary, CFO and CCO (since 2015)	Analyst at Tanaka Capital Management, Inc., Mutual Fund Services at Brown Brothers Harriman & Co.	None

* “Interested person”, as defined in the 1940 Act, of the Fund because of the affiliation with Tanaka Capital Management, Inc.

Each Director serves until the next annual meeting of shareholders or until his successor is duly elected. The Fund is not in a family of funds or a fund complex, and the only fund overseen by the Board is the Fund.

The address of each Director and Officer is c/o Tanaka Capital Management, Inc., 369 Lexington Avenue, 20th Floor, New York, New York 10017.

TANAKA GROWTH FUND

DIRECTORS & OFFICERS

May 31, 2018 (UNAUDITED)

PROXY VOTING AND QUARTERLY PORTFOLIO SCHEDULE

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies during the most recent 12 month period ended June 30, are available without charge upon request (1) by calling the Fund at 1-877-4TANAKA and (2) from Fund documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.

The Fund files a complete schedule of investments with the SEC for the first and third quarter of each fiscal year on Form N-Q.  The Fund’s first and third fiscal quarters end on February 28 and August 31.  The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov, or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (call 1-800-732-0330 for information on the operation of the Public Reference Room).  You may also obtain copies by calling the Fund at 1-877-4TANAKA.

DIRECTORS

Graham Y. Tanaka

David M. Fox

Thomas R. Schwarz

Jeffrey J. Cianci

OFFICERS

Graham Y. Tanaka

Benjamin M. Bratt

INVESTMENT ADVISOR

Tanaka Capital Management, Inc.

369 Lexington Avenue, 20th Floor

New York, NY 10017

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Sanville & Company

1514 Old York Road

Abington, PA 19001

LEGAL COUNSEL

David Jones, Esquire

20770 Hwy 281 N, Suite 108-619

San Antonio, TX 78258

CUSTODIAN

Huntington National Bank

41 South High Street

Columbus, OH 43125

TRANSFER AGENT

AND FUND ACCOUNTANT

Mutual Shareholder Services, LLC.

8000 Town Centre Drive, Suite 400

Broadview Heights, OH 44147

This report is intended only for the information of shareholders or those who have received the Fund’s prospectus which contains information about the Fund’s management fee and expenses. Please read the prospectus carefully before investing.

The Fund’s Statement of Additional Information includes additional information about the Fund and is available upon request at no charge by calling the Fund.

TANAKA GROWTH FUND

DIRECTORS & OFFICERS

May 31, 2018 (UNAUDITED)

Item 2. Code of Ethics.

(a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.  A copy of registrant’s code of ethics will be provided to any person who requests it, without charge.  To receive a copy of the registrant's code of ethics, write to the Fund at Tanaka Funds, Inc., 369 Lexington Avenue, 20th Floor, New York, NY  10017.

(b)

For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)

Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)

Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)

Compliance with applicable governmental laws, rules, and regulations;

(4)

The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)

Accountability for adherence to the code.

(c)

Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)

Waivers:  During the period covered by this report, the registrant has not granted any waivers, including implicit waivers, from the provisions of the code of ethics.

Item 3. Audit Committee Financial Expert.

The registrant’s board of directors has determined that Mr. David Fox is an audit committee financial expert.  Mr. David Fox is independent for purposes of this Item 3.  He has acquired his attributes through education and experience.

Item 4. Principal Accountant Fees and Services.  Not applicable.

Item 5. Audit Committee of Listed Companies.  Not applicable.

Item 6.  Schedule of Investments.

Not applicable – schedule filed with Item 1.

TANAKA GROWTH FUND

DIRECTORS & OFFICERS

May 31, 2018 (UNAUDITED)

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable.

Item 8.  Portfolio Managers of Closed-End Funds.  Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant's board of directors.

Item 11.  Controls and Procedures.

(a)

The Principal Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing of this report.

Item 12.  Exhibits.

(a)(1)

EX-99.CODE ETH.  Filed herewith.

(a)(2)

EX-99.CERT.  Filed herewith.

(a)(3)

Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable.

(b)

EX-99.906CERT.  Filed herewith.

SIGNATURES

Pursuant to the  requirements  of the  Securities  Exchange  Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TANAKA Funds, Inc.

By      /s/ Graham Tanaka

*

       Graham Tanaka, President

Date     August 6, 2018

TANAKA GROWTH FUND

DIRECTORS & OFFICERS

May 31, 2018 (UNAUDITED)

Pursuant to the  requirements  of the  Securities  Exchange  Act of 1934 and the Investment  Company  Act of  1940,  this  report  has been  signed  below by the following  persons on behalf of the  registrant and in the capacities and on the dates indicated.

By     /s/ Graham Tanaka

*

       Graham Tanaka, President

Date  August 6, 2018

By    /s/ Benjamin Bratt

*

       Benjamin Bratt, Chief Financial Officer

Date  August 6, 2018

* Print the name and title of each signing officer under his or her signature.